Loss Per Share	9 Months Ended
Sep. 30, 2020
Loss Per Share
Loss Per Share

12.  Loss Per Share

Basic and diluted loss per share are not reported separately for Class A ordinary shares or Class B ordinary shares (the ‘‘Ordinary Shares’’) as each class of shares has the same rights to undistributed and distributed earnings.

The following table sets forth the computation of basic and diluted net loss per share for the following periods:

	For the nine months ended September 30,
	2019	2020	2020
	RMB	RMB	US$
Numerator:
Net loss	(5,215,966)	(5,803,386)	(854,747)
Net loss attributable to ordinary shareholders	(5,215,966)	(5,803,386)	(854,747)

Denominator: (in thousands of shares)
Weighted-average number of ordinary shares outstanding – basic and diluted	4,619,623	4,739,382	4,739,382

Loss per share – basic and diluted	(1.13)	(1.22)	(0.18)